RESTRUCTURING, INTEGRATION AND ACQUISITION COSTS	12 Months Ended
Mar. 31, 2022
Restructuring, Integration and Acquisition costs [Abstract]
RESTRUCTURING, INTEGRATION AND ACQUISITION COSTS	RESTRUCTURING, INTEGRATION AND ACQUISITION COSTS

	2022	2021
Integration and acquisition costs	$87.8	$6.9
Impairment of non-financial assets	37.1	59.5
Severances and other employee related costs	6.9	42.9
Other costs	15.1	14.7
Total restructuring, integration and acquisition costs	$146.9	$124.0

In fiscal 2021, the Company announced that it would be taking additional measures to best serve the market by optimizing its global asset base and footprint and adjusting its business to correspond with the expected level of demand and the structural efficiencies that will be enduring. As a result of these measures, the Company has implemented a restructuring program consisting mainly of real estate costs, asset relocations and other direct costs related to the optimization of its footprint and employee termination benefits, which have been carried out throughout fiscal 2021 and fiscal 2022.

Impairment of non-financial assets incurred in relation to this restructuring program primarily includes impairment of property, plant and equipment of training devices determined to be in surplus, intangible assets related to the termination of certain product offerings and buildings and right-of-use assets related to leased real estate facilities to align with the optimization of the Company’s footprint and asset base.

For the year ended March 31, 2022, restructuring, integration and acquisition costs associated with the L3H MT acquisition (Note 3) amounted to $63.5 million (2021 – $4.3 million) and the AirCentre acquisition amounted to $18.1 million (2021 – nil).